Exhibit 10.1

AMENDMENT NO. 4 OF

SENIOR UNSECURED PROMISSORY NOTE

THIS AMENDMENT NO. 4 (this “Amendment”) to the Senior Unsecured Promissory Note dated October 17, 2014, as amended, (the "Note") is dated effective as of January 29, 2016 (the “Effective Date”), by and between Namecheap, Inc. (“Namecheap”), and Rightside Group, Ltd. (“Rightside”).  Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Note.

WHEREAS, Namecheap issued the Note to Rightside in the original principal amount of $2,500,000 on October 17, 2014, as amended December 31, 2014, July 1, 2015 and August 1, 2015, in connection with that certain Registrar Agreement between Namecheap and eNom, Incorporated (“eNom”) dated December 20, 2013 as amended and replaced by the Master Agreement between Namecheap, eNom and United TLD Holdco, Ltd. t/a Rightside Registry on July 31. 2015;

WHEREAS, the remaining principal amount outstanding on the Note as of the Effective Date is $500,000; and

WHEREAS, Namecheap and Rightside wish to extend the Maturity Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Namecheap and Rightside hereby agree as set forth below.

1.

The Maturity Date of the Note is hereby extended from December 31, 2015 to June 30, 2016 (the “New Maturity Date”); provided that the remaining balance of $500,000 due on the Note will be paid by Namecheap as follows: (i) $250,000 due on March 31, 2016; and (ii) $250,000 due on June 30, 2016.

2.	Except as modified hereby, the Note shall remain in full force and effect.

3.	Each of Namecheap and Rightside represents and warrants to the other that it has the right, power and authority to enter into this Amendment.

4.

This Amendment may be executed in counterparts, each of which shall be an original, and deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing Amendment to be signed by a duly authorized agent of each party, executed as of the day and year first above written.

NAMECHEAP, INC.	RIGHTSIDE GROUP, LTD.

/s/ Hillan Klein	/s/ Taryn Naidu
Name: Hillan Klein Title: COO	Name: Taryn Naidu Title: CEO